U.S. SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



                Date of Report (date of earliest event reported):
                                January 28, 2000




                           INVESTMENT ASSOCIATES, INC.
                           ---------------------------
             (Exact name of registrant as specified in its charter)



                                     Nevada
                                     ------
                 (State or other jurisdiction of incorporation)



                000-28053                              98-0204280
         -----------------------                       ----------
         (Commission File No.)                       (IRS Employer
                                                   Identification No.)



          1460 Pandosy Street
               Suite 106
    Kelowna, British Columbia, Canada                   V1Y 1P3
-----------------------------------------               --------
(Address of principal executive offices)               (Zip code)






Registrant's telephone number, including area code: (250) 868-8177
                                                    --------------

                             Page One of Five Pages

Item 4.  Changes in Registrant's Certifying Accountant.

     On January 28, 2000, Kish, Leake & Associates, P.C., the Registrant's independent accountant for the Registrant's two most recent fiscal years, resigned. The Registrant's financial statements for the last two years prepared by Kish, Leake & Associates, P.C. contained a "going concern" opinion.

     Also on January 28, 2000, the Registrant engaged the accounting firm of Cordovano and Harvey, P.C. as the independent public accountants to audit the Registrant's fiscal year ended September 30, 2000, as well as future financial statements, to replace the firm of Kish, Leake & Associates, P.C. which was the principal independent public accountant as reported in the Registrant's Form 10-SB as filed with the Securities & Exchange Commission. This change in independent accountants was approved by the Board of Directors of the Registrant.

     There were no disagreements within the last two fiscal years and subsequent periods with Kish, Leake & Associates, P.C. on any matter of accounting principles or practices, financial statement disclosure, or auditing scope of procedure, which disagreement(s), if not resolved to the satisfaction of Kish, Leake & Associates, P.C. would have caused that firm to make reference in connection with its reports to the subject matter of the disagreement(s) or any reportable events.

     The Registrant has requested that Kish, Leake & Associates, P.C. furnish it with a letter addressed to the Commission stating whether it agrees with the above statements. A copy of such letter, dated January 28, 2000, is filed as
Exhibit 16 to this Form 8-K.

Item 7(c).  Exhibits.
---------------------

         Number      Exhibit
         ------      -------

         16.0 Letter of Registrant's independent certified accountant, Kish, Leake & Associates, P.C.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934 the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      INVESTMENT ASSOCIATES, INC.



                                      By:  s/David Ward
                                         ---------------------
                                         David Ward, President


Dated:  February 1, 2000

                           INVESTMENT ASSOCIATES, INC.

                        ---------------------------------

                            EXHIBIT 16.0 TO FORM 8-K

                        ---------------------------------

                             LETTER OF REGISTRANT'S

                     INDEPENDENT CERTIFIED PUBLIC ACCOUNTANT

                        ---------------------------------

                      KISH, LEAKE & ASSOCIATES, P.C.

                       Certified Public Accountants


J.D. Kish, C.P.A., M.B.A.                      7901 E. Belleview Ave., Suite 220
James D. Leake, C.P.A., M.T.                           Englewood, Colorado 80111
____________________________                            Telephone (303) 779-5006
Arleen R. Brogan, C.P.A.                                     Fax: (303) 779-5724
                                                                  www.klacpa.com




Janaury 28, 2000


Office of the Chief Accountant
SECPS Letter File
Securities and Exchange Commission
Mail Stop 9-5
450 5th Street N.W.
Washington, D.C.  20549


We would like to inform you that we have read the disclosures provided by Investment Assocaites, Inc. (Comm. Number 000-28053) in its filing of form 8-K dated January 28, 2000 and that there are no disagreements regarding the statements made under Item 4-Changes in Registrant's Certifying Accountant.


Sincerely,

s/Kish, Leake & Associates, P.C.

Kish, Leake & Associates, P.C.